LB SERIES FUND, INC.

Supplement to Prospectus Dated
November 30, 2001
Relating to the Value Portfolio

The paragraph under the heading “Value Portolio” on Page 10 of the prospectus is deleted and replaced with the following paragraph:

Lewis A. Bohannon has served as portfolio manager of the Value Portfolio since February 28, 2002. Mr. Bohannon has served as portfolio manger for The AAL Equity Income Fund since 1995, AAL Equity Income Fund since 2001, and Lutheran Brotherhood Value Fund since 2002.

February 28, 2002

PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS